UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                           Date of Report: May 5, 2003
                  Date of earliest event reported: May 5, 2003

                                 SONIC SOLUTIONS
             (Exact name of registrant as specified in its charter)

      California                         72870                    93-0925818
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
    organization)                                            incorporation or
                                                            Identification No.)

  101 Rowland Way, Suite 110  Novato, CA                        94945
   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:         (415) 893-8000


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                       INFORMATION INCLUDED IN THIS REPORT

Items 1 through 6, and item 8 are not applicable.

ITEM 7.  FINANCIAL STATEMENTS.

ITEM 9. REGULATION FD DISCLOSURE (the following discussion is furnished under "Item 12. Results of Operations and Financial Condition").

In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Conditions," is furnished under "Item 9. Regulation FD Disclosure."

On May 5, 2003, Sonic Solutions issued a press release announcing the results of its fourth quarter and fiscal year ended March 31, 2003. The press release is attached hereto as Exhibit 99.1. The information in this Current Report on Form 8-K, including the exhibit, is being furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into any registration statement or other document filed by Sonic Solutions pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


EXHIBIT:     The following document is filed as an exhibit to this report:


         Exhibit    Description

--------------------------------------------------------------------------------

          99.1      Press release dated May 5, 2003.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Sonic Solutions, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Novato, State of California, on the 5th day of May, 2003.



       SONIC SOLUTIONS

                 Signature                                          Date

        /s/ Robert J. Doris                                      May 5, 2003
        -------------------
            Robert J. Doris
            President and Director (Principal Executive Officer)


        /s/ A. Clay Leighton                                     May 5, 2003
        --------------------
            A. Clay Leighton
            Senior Vice President of Worldwide Operations and
            Finance and Chief Financial Officer (Principal
            Financial Accounting Officer)



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EXHIBIT INDEX


         Exhibit                 Description

--------------------------------------------------------------------------------

          99.1      Press release dated May 5, 2003.





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